[THE AMERICAN FUNDS GROUP(R)]

AMCAP FUND

INVESTING FOR GROWTH WITH THE MARKET NEAR ALL-TIME HIGHS

[photographs: plumb bob, remote control, computer mouse, spoolful of red liquid]

Annual Report for the year ended February 28, 1999

AMCAP FUND(R) SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN GROWING, PROFITABLE COMPANIES.

AMCAP Fund is one of the 28 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ABOUT OUR COVER. The central image is a plumb bob, a measuring device used to determine depth and establish a precise vertical. It represents the hands-on research and careful measurement done by AMCAP's investment professionals.

AMCAP'S LIFETIME RESULTS

for the period May 1, 1967, to February 28, 1999, with all distributions reinvested

                                   Total                 Average Annual
                                   Return                Compound Return
AMCAP                              +6,007.4%             +13.8%
Standard & Poor's 500              +4,084.3              +12.4
Composite Index
Consumer Price Index               +397.0                +5.2
(inflation)

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                   Total                       Average Annual
                   Return                      Compound Return
ten years          +335.62%                    +15.85%
five years         +144.16                     +19.55
one year           +9.56                       -


Sales charges are lower for accounts of $50,000 or more.

Figures shown are past results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you would like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

[Begin Sidebar]
AMCAP'S ANNUAL RETURNS
For the past 10 fiscal years (ended 2/28 or 2/29)

1990             +14.0%
1991             +16.8
1992             +20.4
1993             +5.9
1994             +11.3
1995             +3.4
1996             +29.3
1997             +11.7
1998             +37.0
1999             +21.1


Total Return over
Entire 10-Year Period     +368.2%
Average Annual Compound
Return                    +16.7%
[End Sidebar]


FELLOW SHAREHOLDERS:

AMCAP Fund's strategy of investing in quality growth companies proved rewarding in the turbulent 1999 fiscal year. Helped in large part by gains in its entertainment and technology holdings, the fund clearly outpaced the benchmarks we use to evaluate its results.

The value of your investment grew 21.1% in the 12-month period ended February 28 if you reinvested dividends totaling 13 cents a share and capital gain distributions totaling $2.29 a share.

AMCAP OUTPACES RELEVANT INDEXES. AMCAP exceeded the 13.2% total return of the average growth fund, as measured by Lipper, Inc., and also surpassed other relevant unmanaged indexes. The Russell 2000 Index, a gauge of smaller U.S. stocks, actually declined 14.1% over the year. Standard & Poor's 400 Midcap Index, which tracks medium-size companies, rose only 2.1%. Standard & Poor's 500 Composite Index, a measure of the stocks of 500 mostly large U.S. companies, increased 19.7% on a reinvested basis. We use these unmanaged indexes for comparative purposes since AMCAP invests in a mix of large, medium-size and small companies.

This was one of the most volatile years in recent history. In six short weeks from July 17 to August 31, the S&P 500 Index dropped 19.3% and the Lipper Growth Funds Average fell 21.6%. During this period, AMCAP held up slightly better, declining 18.2%. In the market rebound that followed, which began September 1, 1998, AMCAP rose sharply, reaching 31.2% as of February 28, 1999, outpacing gains by the average growth fund (+29.9%) and the S&P 500 (+30.3%).

Large-company stocks posted the biggest gains during the past 12 months. Within the S&P 500, for example, which is weighted by market capitalization, the largest 50 stocks were responsible for nearly 75% of the index's return. While AMCAP has investments in several of these companies, it also has significant holdings in smaller and midsize firms.

CABLE AND TECHNOLOGY STOCKS LEAD THE WAY. Continuing strong results by cable and entertainment stocks and a resurgence in the fund's largest technology holdings were the keys to AMCAP's successful year.

Four of our 10 largest investments as of February 28, 1999, were cable television and entertainment companies, and they all did well. Cable companies experienced cash flow and revenue growth from improving operations and new technologies such as high-speed cable modems and digital set-top boxes. AT&T's $32 billion acquisition of Tele-Communications, TCI Group (one of our larger holdings) at a generous premium to the company's market price helped focus investor attention on the value of owning cable franchises. Comcast, the fund's largest holding, rose 102.1% in price. Time Warner, the fund's second-largest investment, increased 91.1%. Viacom (+84.1%) and Tele-Communications, Liberty Media Group (+96.4%) were other big winners.


[Begin Sidebar]
TOTAL RETURN
For the 12 months ended February 28, 1999

AMCAP Fund                         +21.1%
Lipper Growth Funds Average        +13.2
S&P 500 Composite Index            +19.7
S&P 400 Midcap Index               +2.1

[End Sidebar]

[ruler depicting 4.89 mark]
[Begin Caption]
AMCAP's net assets grew from $4.89 billion to $5.94 billion during the year. [End Caption]

TECHNOLOGY GROWTH HELPS FUND'S HOLDINGS. Many of the fund's larger technology holdings also rose sharply. Strong sales of personal computers and explosive growth in telecommunications, data communications and the Internet helped drive up prices of many technology stocks. Software developer Oracle, the fund's seventh-largest holding, increased 126.9%. Cisco Systems, a supplier of computer networking systems, rose 122.7%. Both Oracle and Cisco attracted investors because of their ties to the Internet boom and their growing earnings. AirTouch Communications, a global supplier of mobile telephones and wireless services, gained 102.6% because investors came to recognize the company's solid position in the worldwide growth of cellular telephones and its impressive cash flow growth.

Not all technology companies did so well, however. Among the fund's worst investments for fiscal 1999 were PeopleSoft (-57.8%), Sequent Computer Systems (-55.0%) and Adaptec (-24.6%). The companies that stumbled were mostly smaller firms with less market and product breadth than some of their competitors.

PHARMACEUTICAL COMPANIES DID WELL. Pharmaceutical companies made strong contributions as well. They included Pfizer (+49.1%) and Schering-Plough (+47.1%). Last year, Pfizer introduced Viagra, a new drug for male sexual dysfunction that had tremendous sales and created a great deal of investor interest. The drug had one of the most successful product launches in the history of the pharmaceutical industry. Investors were attracted to Schering-Plough because of strong sales growth for Claritin, an antihistamine used to combat allergies, and Rebetron, a new drug treatment for hepatitis C.

BANKS HAD MIXED RESULTS FOR THE YEAR. In July and August, concerns about loans made in Asia, Latin America and Russia caused stock prices of large money-center banks and even some regional banks to decline. Some bank prices moved up in the second half of the year when global liquidity improved after the Federal Reserve and European central banks lowered interest rates. For the full fiscal year, Northern Trust rose 17.5% largely because its private wealth management group, one of its most important profit centers, did well as a result of the booming stock market. Marshall & Ilsley, a regional Milwaukee, Wisconsin, bank, fell 4.5% after it lost a large contract for data processing, and Wells Fargo declined 10.2% because of investors' concerns about its merger with Norwest.

THE IMPORTANCE OF MAINTAINING REALISTIC EXPECTATIONS. We are happy with the fund's results in recent years (up 147.7% in the past five years) and are optimistic about opportunities to invest in growth companies over the long term. However, we think it is important to caution shareholders about maintaining realistic expectations. It is not likely that the stock market will continue to grow at this torrid pace indefinitely. Over the past four calendar years, the S&P 500 has produced an unusually high average annual compound return of 30.4%. In contrast, since 1926 the S&P 500 has produced a much more modest annual return of 11.2%, according to Ibbotson Associates. In addition, the more recent S&P returns are misleading because the index is weighted by market capitalization and therefore does not accurately reflect how all companies did. About half of the 500 companies in the index had a negative return for the 12 months ended in February.

That means it is particularly important that we pay close attention to our mission of investing in companies that have a proven growth record, strong management, a sustainable market edge - and a reasonable price. It takes an all-out effort to find quality companies at reasonable prices at any time, but it is even more difficult today. So we are devoting our feature article, beginning on page 6, to the challenge of investing for growth with the market near all-time highs. We hope you will better understand how we seek to find these investments - and the opportunities and challenges that lie ahead.

We look forward to reporting to you again in the autumn.

Cordially,

/s/R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/Claudia P. Huntington
Claudia P. Huntington
President

April 12, 1999

[photographs of Michael Shanahan, Claudia Huntington, measuring device] [Begin Caption]
Michael Shanahan and Claudia Huntington
[End Caption]


HOW A $10,000 INVESTMENT HAS GROWN
AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended February 28, 1999)

ten years         +16.00%
five years        +18.49%
one year          +14.13%

*Assumes reinvestment of all distributions and payment of the 5.75% current maximum sales charge at the beginning of the stated periods.


[Begin mountain chart]

Year ended 2/28 or 29        S&P 500 with                 Consumer Price Index
                             dividends reinvested         (inflation) /3/
5/1/67                       $10,000                      $10,000
1968                         9,747                        10,332
1969                         11,039                       10,816
1970                         10,404                       11,480
1971                         11,674                       12,054
1972                         13,258                       12,477
1973                         14,293                       12,961
1974                         12,716                       14,260
1975                         11,306                       15,861
1976                         14,404                       16,858
1977                         14,984                       17,855
1978                         13,703                       19,003
1979                         15,976                       20,876
1980                         19,891                       23,837
1981                         24,192                       26,556
1982                         21,965                       28,580
1983                         30,441                       29,577
1984                         33,720                       30,937
1985                         40,747                       32,024
1986                         53,179                       33,021
1987                         68,925                       33,716
1988                         66,959                       35,045
1989                         74,851                       36,737
1990                         88,933                       38,671
1991                         101,986                      40,725
1992                         118,322                      41,873
1993                         130,943                      43,233
1994                         141,799                      44,320
1995                         152,298                      45,589
1996                         205,095                      46,798
1997                         258,809                      48,218
1998                         349,461                      48,912
1999                         418,430                      49,698

$575,089/1,2/
AMCAP
with dividends
reinvested

$418,430
S&P 500
with dividends
reinvested

$49,698/3/
Consumer
Price Index
(inflation)

$10,000/1/
original
investment
[end chart]

TOTAL VALUE                1968/#/        1969             1970            1971

Dividends Reinvested       -$             75               190             200

Value At Year End/1/       $10,057        12,212           11,835          12,643

AMCAP TOTAL RETURN         0.6%           21.4             -3.1            6.8



TOTAL VALUE                1972           1973             1974            1975

Dividends Reinvested        244           228              196             294

Value At Year End/1/       14,902         13,978           11,037          9,903

AMCAP TOTAL RETURN         17.9           -6.2             -21.0           -10.3



TOTAL VALUE                1976           1977             1978            1979

Dividends Reinvested       328            208              263             335

Value At Year End/1/       13,883         14,173           16,612          22,738

AMCAP TOTAL RETURN         40.2           2.1              17.2            36.9



TOTAL VALUE                1980           1981             1982            1983

Dividends Reinvested       438            724              2,594           1,231

Value At Year End/1/       33,541         40,548           42,643          61,456

AMCAP TOTAL RETURN         47.5           20.9             5.2             44.1



TOTAL VALUE                1984           1985             1986            1987

Dividends Reinvested       1,591          1,944            1,548           1,629

Value At Year End/1/       62,128         72,165           88,738          115,664

AMCAP TOTAL RETURN          1.1           16.2             23.0            30.3



TOTAL VALUE                1988           1989             1990            1991

Dividends Reinvested        3,017         3,167            3,160           3,293

Value At Year End/1/       112,037        122,827          140,027         163,492

AMCAP TOTAL RETURN         -3.1           9.6              14.0            16.8



TOTAL VALUE                1992           1993             1994            1995

Dividends Reinvested       2,156          2,252            1,918           2,399

Value At Year End/1/       196,856        208,557          232,137         240,047

AMCAP TOTAL RETURN         20.4           5.9              11.3            3.4



Total Value                1996           1997             1998            1999

Dividends Reinvested       3,363          2,643            2,465            3,727

Value At Year End/1/       310,345        346,783          475,003          575,089

AMCAP TOTAL RETURN         29.3           11.7             37.0             21.1


Average
annual
compound
return for
31-3/4 years
13.6%/1/

/#/For the period May 1, 1967 (when the fund began operations), through February 29, 1968.

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.50% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $47,820 and reinvested capital gain distributions of $292,101.

/3/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

[ruler measuring 5.05 through 5.15]
[photographs of various measuring devices and plumb bob]


CHARTING THE COURSE OF AN INVESTMENT IN AMCAP

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 - when the fund began operations - and February 28, 1999. As you can see, that $10,000 grew to $575,089 with all distributions reinvested, a gain of 5,651%. Over the same period, $10,000 would have grown to $418,430 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1989. At that time, according to the table, the value of the investment illustrated here was $122,827. Since then, it has more than quadrupled in value to $575,089. Thus, in that same 10-year period, the value of your investment - regardless of size - has also more than quadrupled.

[photographs of various office scenes]
[Begin Caption]
Banking Services, Data Processing, Internet Technologies
[End Caption]

[photograph of plumb bob]
INVESTING FOR GROWTH WITH THE MARKET NEAR ALL-TIME HIGHS

HOW AMCAP MEASURES QUALITY AND FINDS OPPORTUNITIES

By most measures, growth stocks are selling at or near all-time historical highs. At the end of AMCAP's fiscal year in February, the stocks in Standard & Poor's 500 Composite Index, a widely quoted measure of large-company U.S. stocks, were selling at 32 times their recent 12 months' earnings. Just four years ago, S&P stocks were selling at only half that valuation.

These valuation measures do not necessarily indicate that stocks will decline. Bullish pundits have argued that powerful new technologies, low inflation and the end of the Cold War mean that the long bull market will continue. But for value-oriented investors who seek to purchase quality stocks with proven growth records at reasonable prices, these high prices present a dilemma. How can AMCAP invest for growth in this environment?

Careful research by experienced investment professionals is the answer. By understanding companies thoroughly, AMCAP's analysts and portfolio counselors have been able to invest in quality companies when their stocks have suffered occasional declines in their upward growth. It's been a tough challenge because AMCAP invests in companies with many favorable attributes including: proven growth, solid management, a sustainable market advantage and a reasonable price. Let's take a look at how AMCAP has been able to seize investment opportunities regardless of overall market conditions.

LOOKING FOR POCKETS OF OPPORTUNITY

Claudia Huntington, AMCAP's president, believes the fund's emphasis on investing for the long term gives it a distinct advantage over investors taking a short-term approach. "Although the market is historically at very high levels, there are always pockets of opportunity as companies or industries fall in and out of favor in this short term-oriented market," notes Claudia.

ANALYZING WHY A STOCK FALLS. Even though the overall market is high, the prices of some very good companies have been driven down at times for "market reasons" rather than "fundamental reasons," Claudia says. "For companies with high price-to-earnings ratios (stock price divided by earnings per share) and no dividends, the slightest whiff of a problem or a slowdown in growth can cause major damage to the stock price. Smaller companies sometimes decline in an exaggerated way because there aren't enough shares available when investors need to sell. When stocks fall for market considerations and not fundamental problems, we try to take advantage of the situation."

CAPITALIZING ON SHORT-TERM NEGATIVE DEVELOPMENTS. Even the best companies have their bad days, months or years, but if we believe in the underlying strength of a company, those are the times we buy more stock if the price is down. "We are very willing to look at strong companies that have fallen from favor because of a weak quarter or two, but which have excellent long-term opportunities," says Michael Shanahan, chairman of AMCAP. "We focus on understanding the companies and their long-term potential. Then if a stock declines because of short-term concerns, even if some of them are valid, it gives us a buying opportunity."

TAKING ADVANTAGE OF SHORT-TERM MARKET CORRECTIONS. When a market correction occurs, as it did last summer from July 17 to August 31, strong stocks with the attributes that AMCAP seeks are often affected along with other equities. During the correction, when Standard & Poor's 500 Stock Composite Index fell 19.3%, AMCAP purchased shares of Avon Products, PepsiCo and Cisco Systems. The move turned out to be propitious. From September 1 to the end of our fiscal year on February 28, 1999, the S&P rebounded 30.3% and AMCAP rose 31.2%. The three stocks also rose sharply.
Now let's see how this strategy works out in the fund's larger industry concentrations: technology, business services and media and entertainment.

TAKING A FUNDAMENTAL APPROACH TO TECHNOLOGY

Technology stocks had a spectacular run-up in calendar 1998, advancing 54.6% (as measured by the Pacific Stock Exchange Technology 100 Index) compared with the S&P 500's gain of 28.5%. Indeed, throughout the 1990s (from 1990 through
1998), technology stocks have risen 632.9% compared with 338.6% for the S&P
500. Many of AMCAP's technology holdings were likewise among the fund's strongest investments.

[photographs of spoonful of red liquid, consumer, computer mouse]
[rules reflecting 5.30 to 5.40]
[Begin Caption]
Pharmaceuticals, Consumer Products, Personal Computing
[End Caption]

[Begin Sidebar]
Specialized investment analysts help AMCAP identify companies that have been RELIABLE performers across the spectrum of market industries.
[End Sidebar]

[photograph of measuring device]
[Begin Caption]
Microprocessors, Cosmetics, Telecommunications
[End Caption]

But market history is full of examples of technology companies whose shares suddenly rose to unforeseen heights and then fell just as precipitously. Technology develops in waves, and individual companies boom, then often bust. So AMCAP portfolio counselors feel it is important to use the same sound investment principles to assess these companies as we use to identify quality businesses in other industries.

SEARCHING FOR A SUSTAINABLE COMPETITIVE ADVANTAGE. Successful technology analysts have an eye for businesses with clear and sustainable competitive advantages. The analyst must have a keen understanding of the structure of the industry, all the players and the risks inherent in the business. The analyst has to be able to synthesize all this information to determine whether a company truly has a market edge.

EXPLOITING VOLATILITY. Scott Bonham is one of several analysts who cover technology companies for Capital Research and Management Company, the investment adviser for AMCAP and the 27 other American Funds. Before he joined Capital Research in 1996, Scott marketed computer workstations and worked as a business consultant. Asked how it is possible to buy great technology stocks at today's high prices, Scott says: "We exploit volatility. We try to buy a great company at the point of maximum pain, when investors' feelings about the stock are at their worst." At that point, many investors have given up on the stock and have sold their shares, driving the price down. The key is determining whether the situation is temporary or a harbinger of more bad things to come. In the rapidly changing technology field, stocks are especially volatile.

MAKING THE DIFFICULT CALL ON INTERNET STOCKS. The story driving up Internet stocks is compelling. "The Internet is changing the way we shop, communicate and do business," says Tim Armour, a portfolio counselor for AMCAP. "Those companies that lead the transformation may dominate the World Wide Web marketplace of the future." But it is also very difficult to value Internet stocks since most of them have little or no real earnings. As a result, AMCAP "has invested primarily in companies that make equipment or help people and businesses use the Internet - not necessarily in firms that directly provide the Internet experience," says Michael Shanahan. Lexmark International, a large manufacturer of laser and color inkjet printers for office and home use, is a good example. "The more people use the Internet, the more they print pages off the Internet," says Scott Bonham. "Internet users buy more printers and more printer supplies such as ink cartridges and other printer-consumable products." In fiscal 1999, Lexmark rose 141.4%, making it AMCAP's best-performing stock.


[photographs of remote control, measuring device, woman applying eye make-up]
[Begin Caption]
A myriad of tried-and-true products and services from companies like Intel, AirTouch and Avon provide a basis for SUSTAINED growth.
[End Caption]

[Begin Sidebar]
A CLOSER LOOK

CISCO SYSTEMS: PROVIDING NETWORKS FOR THE INTERNET

In today's Internet economy, seven people gain Internet access every second, and electronic mail messages outnumber regular mail by nearly 10 to one. If you have accessed the Internet or sent e-mail to a friend or co-worker, it is likely that Cisco Systems products transferred your data. Founded in 1984 by a small group of Stanford University computer scientists seeking an easier way to connect different types of computer systems, Cisco today has grown to be one of the world's largest multinational corporations. It has 18,000 employees in more than 200 offices in 55 countries. Fiscal 1998 revenues were $8.5 billion. The company provides routers, switches and network management software to link computers and computer networks so people have easy access to information. Cisco has consistently posted solid earnings growth, the hallmark of an AMCAP investment. Last year more than 64% of its orders and nearly 70% of its customer inquiries were handled over the Web.

- Cisco Systems 1998 annual report and other sources
[End Sidebar]

[photograph of electronic component]
[illustration of ruler from 5.55 to 5.60]
[Begin Caption]
The Cisco 3600 series is a family of routers that integrate data, voice and video information.
[end caption]



[photographs of Time magazine cover, measuring device, various video tape jackets]
[Begin Sidebar page 10]
A CLOSER LOOK

TIME WARNER: MEDIA POWERHOUSE GAINS RECOGNITION

For three-quarters of a century, Time Warner has been a prime mover in revolutionizing media and entertainment. It invented the newsmagazine, the talking motion picture, photojournalism and cable television programming. Today, it has "the greatest collection of media and entertainment assets in the world," says Capital Research analyst Gordon Crawford. The company owns a stable of household names ranging from Time magazine to Bugs Bunny and Batman. Time Warner has leading market positions across a broad spectrum of media and entertainment businesses from cable television to U.S. recorded music. In 1996, the company acquired Turner Broadcasting System (home to CNN and other cable assets) and added cable entrepreneur Ted Turner to its executive ranks. In recent years, investors have been awarding the company greater recognition. "We are exiting 1998 with strong operating momentum in all of our businesses, and we expect 1999 to be another record-breaking year," chairman Gerald M. Levin said in February.

- Time Warner 1998 annual report and other sources
[End Sidebar]

[photograph of CNN broadcasting room]
[Begin Caption]
Time Warner's media and entertainment products range from Time magazine to movie digital video disks (The Wedding Singer, L.A. Confidential and Gone With The Wind shown) and CNN.
[End Caption]



[photographs of medical instrument, office worker, computer chip]
[Begin Caption]
Health Care, Business Services, Computer Hardware
[End Caption]

[photograph of plumb bob, ruler from 5.75 to 5.80]
[Begin Sidebar]
AMCAP relies on a process of investing called the "multiple portfolio counselor system," which draws from the combined KNOWLEDGE of five experienced portfolio counselors and many analysts.
[End Sidebar]

FINDING QUALITY STOCKS IN BUSINESS SERVICES

Business services is one of the fastest growing sectors of the U.S. economy. It covers a broad range of services including advertising, payroll accounting, personnel staffing, airline reservations, contract manufacturing and industrial maintenance.

Jeff Lager, an analyst who covers business and environmental service companies, says firms in this field are a good fit for AMCAP because they typically produce "predictable, stable sources of revenue and are less exposed to the ups and downs of the business cycle than many other industries." For example, "companies need payroll processing no matter where they are in the business cycle," Jeff says.

CHEAPER ISN'T ALWAYS BETTER. It's difficult, however, to find these small to medium-size companies with a proven track record, says Blair Frank, an analyst who covers emerging service companies. "The key here is picking the company that will do the best job. It's rarely a good idea to choose a lower quality company just because it has a cheaper stock price."

If you can identify the best company, it is better in the long run to pay a premium for the industry leader, says Blair. Because there are low barriers to enter many of these businesses, there are always alternative service providers, so the key to long-run success is the quality of the service and the quality of the company's management.

INVESTING FOR THE LONG RUN IN MEDIA AND ENTERTAINMENT

For the past two years, cable television, media and entertainment stocks have been among the strongest contributors to AMCAP's results. But it wasn't always so. In fiscal 1997, for example, many of these companies had mediocre results at best. Their resurgence shows the value of staying with good companies through temporarily difficult periods.

Gordon Crawford, a media and entertainment analyst, has been following these companies since the early 1970s, not long after he joined Capital Research. AMCAP has been a significant investor in these closely related industries for a long time. So when many cable companies were in the investment doghouse from 1994 to 1997, Gordon saw their long-term potential and was not distracted by their short-term difficulties.

UNDERSTANDING A COMPANY'S LONG-TERM POTENTIAL. Take Comcast, one of the fastest growing cable operators in the U.S. and one of AMCAP's largest holdings. From the beginning of 1994 to its market low in April 1997, Comcast's share price fell almost 40%. Gordon explains: "A number of negative things happened. The government regulated cable rates, reducing them by 17%. Investors feared that direct satellite television would wipe out the industry. New products to help cable revenues like high-speed modem lines and digital set-top boxes were delayed." Gordon's knowledge of the industry and contacts with top cable executives convinced him that these situations were temporary blips in cable television's long-term growth trend.

In the spring of 1997, regulators allowed cable rates to be raised by 5% a year. Later, high-speed modems and digital set-top boxes began to come on line, spurring cable sales. Direct satellite service turned out to be less of a threat than many investors had feared. In AMCAP's 1998 fiscal year, Comcast's stock increased 96% in share price; in fiscal 1999, it rose 102%.

As we have seen, there are still opportunities today for investors in growth companies. If they follow companies closely, understand the risks and are willing to invest in quality companies when their stocks experience periodic declines in their upward growth, they can be successful over the long term. That is what AMCAP strives to do.
[End Caption]

[photographs:  medical instrument; measuring device]
[illustration of ruler 5.85]

[Begin Sidebar Page 12]
A CLOSER LOOK

ALZA: PROVING THE POWER OF MEDICAL INNOVATION

ALZA has long been known in the pharmaceutical industry as an innovator in drug-delivery systems. Founded in 1968, the company has developed skin patches, implant systems and other methods to provide controlled release of drugs into the bloodstream to expand their therapeutic value. Drugs produced with controlled release generally are more effective and have fewer adverse side effects than tablets or injections. Today ALZA has transformed itself into a research-based pharmaceutical company, focusing on urology and oncology. Many of the company's drugs have been developed through joint ventures with larger drug companies. ALZA has 1,750 employees and projected fiscal 1999 revenues of $740 million. It is one of the midsize growth companies that meet AMCAP's objectives of proven growth.

- ALZA 1998 annual report and other sources
[End Sidebar]
[photograph of person holding prescription]
[Begin Caption]
Among its many outstanding products, ALZA recently received FDA approval for Ditropan(r) XL, a bladder-control medication that represents a significant improvement over current urological treatments.
[End Caption]

[photographs of credit card, computer, person drinking beverage]
[Begin sidebar Page 13]
AMCAP will continue to seek out investment opportunities through PRECISE and thorough research.
[End Sidebar]

[illustration of ruler from 5.90 through 6.00, arrow pointing to 5.95] [Begin Caption]
Credit Lending Services, Electronic Components, Premium Beverages
[End Caption]
[photograph of plumb bob]



[THE AMERICAN FUNDS GROUP(R)]





Amcap Fund                                                                 Percent
Investment Portfolio, February 28, 1999                                      of Net
                                                                             Assets
Largest Industry Holdings
Broadcasting & Publishing                                                     14.08%
Data Processing & Reproduction                                                10.71%
Health & Personal Care                                                         9.66%
Business & Public Services                                                     8.05%
Financial Services                                                             5.35%
Other Industries                                                              35.39%
Cash & Equivalents                                                            16.76%

Largest Individual Equity Holdings

Comcast                                                                        3.79%
Time Warner                                                                    3.69%
Medtronic                                                                      3.04%
Philip Morris                                                                  2.70%
Viacom                                                                         2.62%
Fannie Mae                                                                     2.42%
Oracle                                                                         2.23%
Tele-Communications, Liberty Media Group                                       1.94%
AirTouch Communications                                                        1.92%
SLM Holding                                                                    1.77%


                                                                          Number of     Market  Percent
                                                                             Shares      Value   Of Net
Equity Securitites   (common stocks)                                                    (000)    Assets
--------------------------------------------                               --------   -------- --------

BROADCASTING & PUBLISHING  -  14.08%
Comcast Corp., Class A, special stock                                      2,925,000   $207,492   3.79%
Comcast Corp., Class A                                                       260,000     17,647
Time Warner Inc.                                                           3,400,000    219,300     3.69
Viacom Inc., Class B (1)                                                   1,762,200    155,734     2.62
Tele-Communications, Inc., Series A, Liberty Media Group  (1)              2,137,500    115,158     1.94
Harte-Hanks Communications, Inc.                                           2,140,000     55,372      .93
Tele-Communications, Inc., Series A, TCI Ventures Group  (1)                 945,876     26,189      .44
Infinity Broadcasting Corp., Class A (1)                                     712,200     16,915      .29
Tele-Communications, Inc., Series A,  TCI Group  (1)                         212,421     13,343      .23
Clear Channel Communications, Inc.  (1)                                      150,000      9,000      .15
DATA PROCESSING & REPRODUCTION  -  10.71%
Oracle Corp.  (1)                                                          2,367,500    132,284     2.23
Microsoft Corp. (1)                                                          450,000     67,556     1.14
Lexmark International Group, Inc., Class A  (1)                              650,000     67,072     1.13
Computer Associates International, Inc.                                    1,538,300     64,609     1.09
Intuit Inc.  (1)                                                             500,000     49,469      .83
Cisco Systems, Inc.  (1)                                                     450,000     44,016      .74
PeopleSoft, Inc.  (1)                                                      1,800,000     33,975      .57
Silicon Graphics, Inc.  (1)                                                1,850,000     29,484      .50
HNC Software Inc.  (1)                                                     1,030,000     27,681      .47
Gateway 2000, Inc.  (1)                                                      375,000     27,258      .46
International Business Machines Corp.                                        150,000     25,500      .43
3Com Corp.  (1)                                                              700,000     22,006      .37
Cadence Designs Systems, Inc.   (1)                                          600,000     14,437      .24
Compaq Computer Corp.                                                        300,000     10,575      .18
Synopsys, Inc.  (1)                                                          200,000      9,250      .15
Ascend Communications, Inc.  (1)                                              70,000      5,386      .09
Sequent Computer Systems, Inc.  (1)                                          560,000      5,337      .09
HEALTH & PERSONAL CARE  -  9.66%
Medtronic, Inc.                                                            2,560,000    180,800     3.04
Pfizer Inc                                                                   700,000     92,356     1.56
Guidant Corp.                                                              1,500,000     85,500     1.44
Gillette Co.                                                               1,000,000     53,625      .90
Avon Products, Inc.                                                        1,160,000     48,285      .81
Alza Corp.  (1)                                                              700,000     36,706      .62
Merck & Co., Inc.                                                            400,000     32,700      .55
Bergen Brunswig Corp., Class A                                               500,000     12,219      .21
Schering-Plough Corp.                                                        200,000     11,187      .19
Cardinal Health, Inc.                                                        144,589     10,438      .18
Watson Pharmaceuticals, Inc. (1)                                             200,000      9,663      .16
BUSINESS & PUBLIC SERVICES  -  8.05%
Concord EFS, Inc.  (1)                                                     2,246,900     71,760     1.21
Cendant Corp. (1)                                                          3,975,000     65,836     1.11
Young & Rubicam Inc.  (1)                                                  1,493,500     56,380      .95
Interpublic Group of Companies, Inc.                                         600,000     44,887      .75
Avery Dennison Corp.                                                         700,000     37,581      .63
First Data Corp.                                                             800,000     30,600      .51
FIRST HEALTH Group Corp. (1)                                               1,400,000     22,400      .38
MSC Industrial Direct Co., Inc., Class A  (1)                              1,225,700     21,909      .37
ServiceMaster Co.                                                          1,157,500     21,631      .36
Cambridge Technology Partners (Massachusetts), Inc.  (1)                     849,600     21,346      .36
Metamor Worldwide, Inc.  (1)                                                 850,000     16,044      .27
IKON Office Solutions, Inc.                                                1,000,000     14,125      .24
Paychex, Inc.                                                                330,000     13,984      .24
Universal Health Services, Inc., Class B  (1)                                250,000     10,156      .17
ROMAC International, Inc.  (1)                                               770,517      9,246      .16
Columbia/HCA Healthcare Corp.                                                500,000      8,937      .15
Galileo International, Inc.                                                  114,000      5,757      .10
TeleTech Holdings, Inc.  (1)                                                 747,900      5,235      .09
ELECTRONIC COMPONENTS  -  5.95%
Intel Corp.                                                                  600,000     71,962     1.21
Solectron Corp.  (1)                                                       1,600,000     71,500     1.20
ADC Telecommunications, Inc.  (1)                                          1,420,000     57,510      .97
Texas Instruments Inc.                                                       600,000     53,513      .90
SCI Systems, Inc. (1)                                                        800,000     24,750      .41
Molex Inc.                                                                   800,000     21,400      .36
Analog Devices, Inc.  (1)                                                    825,000     20,677      .35
Sanmina Corp.  (1)                                                           237,500     12,409      .21
Littlefuse, Inc.  (1)                                                        590,000     10,067      .17
Adaptec, Inc.  (1)                                                           500,000    199,969      .17
FINANCIAL SERVICES  -  5.35%
Fannie Mae                                                                 2,051,000    143,570     2.42
SLM Holding Corp.                                                          2,450,000    105,044     1.77
Freddie Mac                                                                  700,000     41,213      .69
Capital One Financial Corp.                                                  140,000     17,868      .30
Providian Financial Corp.                                                    100,000     10,213      .17
MERCHANDISING  -  4.51%
Consolidated Stores Corp.  (1)                                             2,645,312     66,629     1.12
Kohl's Corp.  (1)                                                            950,000     65,550     1.10
AutoZone, Inc.  (1)                                                        1,800,000     63,000     1.06
Albertson's, Inc.                                                            750,000     42,750      .72
Circuit City Stores, Inc.                                                    560,000     30,380      .51
BEVERAGES & TOBACCO  -  4.17%
Philip Morris Companies Inc.                                               4,100,000    160,413     2.70
PepsiCo, Inc.                                                              1,600,000     60,200     1.01
Beringer Wine Estates Holdings, Inc., Class B  (1)                           365,000     14,714      .25
Robert Mondavi Corp., Class A  (1)                                           366,700     12,605      .21
BANKING  -  3.45%
Wells Fargo & Co. (formerly Norwest Corp.)                                 2,700,000  1,999,225     1.67
M&T Bank Corp.                                                                85,923     40,878      .69
Northern Trust Corp.                                                         450,000     40,219      .68
Marshall & Ilsley Corp.                                                      346,400     19,398      .33
Imperial Bancorp  (1)                                                        270,000      4,928      .08
INSURANCE  -  2.07%
American International Group, Inc.                                           587,500     66,938     1.13
MGIC Investment Corp.                                                        650,000     22,141      .37
Mercury General Corp.                                                        500,000     17,438      .29
Orion Capital Corp.                                                          500,000     16,531      .28
TELECOMMUNICATIONS  -  1.92%
AirTouch Communications  (1)                                               1,250,000    113,828     1.92
CHEMICALS  -  1.70%
Cambrex Corp.                                                              1,130,000     27,049      .45
RPM, Inc.                                                                  1,700,000     23,481      .40
Ionics, Inc.  (1)                                                            621,000     17,310      .29
Sigma-Aldrich Corp.                                                          600,000     15,825      .27
Praxair, Inc.                                                                350,000     12,228      .20
Airgas, Inc.  (1)                                                            600,000      5,400      .09
LEISURE & TOURISM  -  1.59%
Brinker International, Inc.  (1)                                           2,950,000     85,366     1.44
Walt Disney Co.                                                              250,000      8,797      .15
MACHINERY & ENGINEERING  -  1.12%
Millipore Corp.                                                            1,024,200     28,550      .48
IDEX Corp.                                                                 1,010,000     23,988      .41
Thermo Electron Corp.  (1)                                                 1,000,000     13,813      .23
ELECTRONIC INSTRUMENTS  -  0.84%
Applied Materials, Inc.  (1)                                                 900,000     50,063      .84
TEXTILES & APPAREL  -  0.80%
NIKE, Inc., Class B                                                          640,000     34,320      .58
Liz Claiborne Inc.                                                           385,000     12,970      .22
INDUSTRIAL COMPONENTS  -  0.66%
Tower Automotive, Inc.  (1)                                                1,400,000     26,075      .44
Lear Corp.  (1)                                                              365,000     12,889      .22
ENERGY EQUIPMENT  -  0.51%
Schlumberger Ltd. (Netherlands Antilles)                                     624,232     30,314      .51
RECREATION & OTHER CONSUMER PRODUCTS  - 0.46%
Harley-Davidson, Inc.                                                        275,000     15,898      .27
Mattel, Inc.                                                                 431,900     11,391      .19
FOOD & HOUSEHOLD PRODUCTS  -  0.29%
Colgate-Palmolive Co.                                                        200,000     16,975      .29
WHOLESALE & INTERNATIONAL TRADE  -  0.24%
Tech Data Corp.  (1)                                                         850,000     14,450      .24
TRANSPORTATION: RAIL & ROAD  - 0.16%
Wisconsin Central Transportation Corp.  (1)                                  675,000      9,281      .16
AEROSPACE & MILITARY TECHNOLOGY  -  0.10%
Raytheon Co., Class A                                                        112,480      5,947      .10

Miscellaneous    -   4.85%
Other equity securities in initial
  period of acquistion                                                                  288,314     4.85

TOTAL EQUITY SECURITIES (COST:$ 2,861,252)                                            4,943,462    83.24

                                                                          Principal
                                                                             Amount
Short-Term Securities                                                        (000)
Corporate Short-Term Notes - 15.01%
Coca-Cola Co. 4.77%-4.79% due 3/12-4/12/1999                              75,500,000     75,214     1.27
CIT Group Holdings, Inc. 4.80%-4.81% due 3/1-4/20/1999                    71,900,000     71,584     1.21
Eastman Kodak Co.4.79%-4.81% due 3/9-5/11/1999                            70,000,000     69,667     1.17
E.I. du Pont de Nemours and Co. 4.77%-4.80% due 3/16-5/13/1999            64,800,000     64,554     1.09
Ciesco LP 4.80% due 3/19-4/6/1999                                         60,500,000     60,311     1.02
International Lease Finance Corp. 4.75%-4.79% due 3/30-5/7/1999           59,200,000     58,786      .99
Lucent Technologies Inc. 4.77%-4.81% due 3/23-4/14/1999                   58,836,000     58,581      .99
Ford Motor Credit Co. 4.83% due 4/12-4/19/1999                            57,800,000     57,446      .97
American Express Credit Corp.  4.79%-4.83% due 3/22-5/12/1999             56,700,000     56,348      .95
Associates First Capital Corp. 4.84%-4.85% due 3/4-3/17/1999              53,900,000     53,820      .91
Commercial Credit Co. 4.82%-4.85% due 3/2-4/13/1999                       46,800,000     46,621      .78
BellSouth Telecommunications, Inc. 4.76%-4.80% due 3/3-4/5/1999           45,500,000     45,379      .76
A.I. Credit Corp. 4.76%-4.78% due 3/25-4/7/1999                           43,400,000     43,213      .73
National Rural Utilities Cooperative Finance Corp. 4.78%-4.83% due 3/22-  43,300,000     43,120      .70
Motorola, Inc.  4.75% due 4/1/1999                                        37,000,000     36,844      .62
H.J. Heinz Co.  4.78% due 4/15/1999                                       37,000,000     36,774      .62
General Electric Capital Corp. 4.87% due 3/1/1999                         13,400,000     13,398      .23
Federal Agency Discount Notes -   4.01%
Fannie Mae  4.70%-5.10% due 3/18-5/10/1999                               105,800,000    105,120     1.78
Freddie Mac 4.73%-5.00% due 3/5-3/26/1999                               7,199,900,00     79,787     1.34
Federal Home Loan Banks 4.76%-4.98% due 3/3-5/26/1999                     53,300,000     52,877      .89

TOTAL SHORT-TERM SECURITIES (COST:  $1,129,497)                                       1,129,444    19.02

TOTAL INVESTMENT SECURITIES (COST: $3,900,749)                                        6,072,906

Excess of payables over cash and receivables                                            133,988     2.26
                                                                                    ----------------------
NET ASSETS                                                                            5,938,918   100.00
                                                                                     ========= =========
(1)  Non-income-producing securities.
See Notes to Financial Statements

AMCAP FUND Financial Statements
-------------------------------------------                         ---------    ---------
Statement of Assets and Liabilities
at February 28, 1999 (dollars in thousands, except per-share data)
-------------------------------------------                         ---------    ---------
Assets:
Investment securities at market
 (cost: $3,990,749)                                                             $6,072,906
Cash                                                                                 4,097
Receivables for--
 Sales of investments                                                  $9,203
 Sales of fund's shares                                                 9,271
 Dividends                                                              2,290       20,764
                                                                    ---------    ---------
                                                                                 6,097,767
Liabilities:
Payables for--
 Purchases of investments                                             150,721
 Repurchases of fund's shares                                           3,030
 Management services                                                    1,694
 Other expenses                                                         3,404      158,849
                                                                    ---------    ---------
Net Assets at February 28, 1999--
 Equivalent to $17.84 per share on
 332,834,083 shares of $1 par value
capital stock outstanding (authorized
capital stock--500,000,000 shares)                                              $5,938,918
                                                                                  ========
Statement of Operations for the year
ended February 28, 1999   (dollars in thousands)
                                                                    ---------    ---------
Investment Income:
Income:
 Dividends                                                        $    26,494
 Interest                                                              45,416     $ 71,910
                                                                    ---------
Expenses:
 Management services fee                                               19,703
 Distribution expenses                                                 11,159
 Transfer agent fee                                                     2,686
 Reports to shareholders                                                  172
 Registration statement and prospectus                                    261
 Postage, stationery and supplies                                         563
 Directors' fees                                                          110
 Auditing and legal fees                                                   52
 Custodian fee                                                             93
 Taxes other than federal income tax                                       66
 Other expenses                                                           157       35,022
                                                                    ---------    ---------
 Net investment income                                                              36,888
                                                                                 ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                  849,757
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                                  1,945,960
 End of year                                                        2,082,157
                                                                    ---------
  Net unrealized appreciation
    on investments                                                                 136,197
                                                                                 ---------
 Net realized gain and unrealized
  appreciation on investments                                                      985,954
                                                                                 ---------
Net Increase in Net Assets Resulting
 From Operations                                                                $1,022,842
                                                                                 =========


Statement of Changes in Net
 Assets            (dollars in thousands)
---------------------------------------------                       ---------    ---------
                                                          Year ended February 28
                                                                          1999         1998
Operations:                                                         ---------    ---------
Net investment income                                              $   36,888   $   26,218
Net realized gain on investments                                      849,757      509,966
Net unrealized appreciation
 on investments                                                       136,197      809,009
                                                                    ---------    ---------
  Net increase in net assets
   resulting from operations                                        1,022,842    1,345,193
                                                                    ---------    ---------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                                  (38,213)     (26,109)
Distributions from net realized
 gain on investments                                                 (673,768)    (646,989)
                                                                    ---------    ---------
  Total dividends and distributions                                  (711,981)    (673,098)
                                                                    ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 46,252,114 and 23,535,997
 shares, respectively                                                 807,601      366,597
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 39,917,389 and 42,604,643 shares,
 respectively                                                         663,119      630,147
Cost of shares repurchased:
 42,252,652 and 37,958,301
 shares, respectively                                                (733,197)    (585,123)
                                                                    ---------    ---------
  Net increase in net assets
   resulting from capital share transactions                          737,523      411,621
                                                                    ---------    ---------
Total Increase in Net Assets                                        1,048,384    1,083,716

Net Assets:
Beginning of year                                                   4,890,534    3,806,818
                                                                    ---------    ---------
End of year (including undistributed
 net investment income of $3,813 and
 $5,138, respectively)                                             $5,938,918   $4,890,534
                                                                    =========    =========
See Notes to Financial Statements


                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

   Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

   Significant Accounting Policies - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   Security Transactions and Related Investment Income - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

   Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal Income Taxation

   It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,082,157,000, of which $2,298,943,000 related to appreciated securities and $216,786,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1999. The cost of portfolio securities for book and federal income tax purposes was $3,990,749,000 at February 28, 1999.

3. Fees and Transactions with Related Parties

   Investment Advisory Fee - The fee of $19,703,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

  Distribution Expenses - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1999, distribution expenses under the Plan were $11,159,000. As of February 28, 1999, accrued and unpaid distribution expenses were $2,834,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,596,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Transfer Agent Fee - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,686,000.

  Deferred Director's Fees - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1999, aggregate amounts deferred and earnings thereon were $536,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. Investment Transactions and Other Disclosures

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,615,721,000 and $2,041,889,000, respectively, during the year ended February 28, 1999.

   As of February 28, 1999, accumulated undistributed net realized gain on investments was $273,729,000 and additional paid-in capital was $3,246,385,000. The fund reclassified $29,640,000 from undistributed net realized gains to paid-in capital, for the year ended February 28, 1999.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $93,000 includes $18,000 that was paid by these credits rather than in cash.


AMCAP FUND
Per-Share Data and Ratios
--------------------------------------------------------  ------   ------    ------    ------  ------
                                                                          Year ended February 28 or 29
                                                          ------   ------    ------    ------  ------
                                                             1999     1998      1997      1996    1995
                                                          ------   ------    ------    ------  ------
Net Asset Value, Beginning
 of Year                                                  $16.93   $14.60    $14.40    $12.28  $12.98
                                                          ------   ------    ------    ------  ------

 Income from Investment
  Operations:
   Net investment income                                     .12      .10       .12       .16     .14
   Net gains on securities (both
  realized and unrealized)                                  3.21     4.80      1.51      3.32     .24
                                                          ------   ------    ------    ------  ------
    Total from investment operations                        3.33     4.90      1.63      3.48     .38
                                                          ------   ------    ------    ------  ------
 Less Distributions:
  Dividends (from net investment
   income)                                                  (.13)    (.10)     (.12)     (.17)   (.13)
  Distributions (from capital gains)                       (2.29)   (2.47)    (1.31)    (1.19)   (.95)
                                                          ------   ------    ------    ------  ------
   Total distributions                                     (2.42)   (2.57)    (1.43)    (1.36)  (1.08)
                                                          ------   ------    ------    ------  ------
Net Asset Value, End of Year                              $17.84   $16.93    $14.60    $14.40  $12.28
                                                          ======   ======    ======    ======  ======
Total Return /1/                                           21.07%   36.97%    11.74%    29.29%   3.41%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                               $5,939   $4,891    $3,807    $3,693  $2,970
 Ratio of expenses to average                                                     `
  net assets                                                 .67%     .68%      .69%      .71%    .71%
 Ratio of net income to
  average net assets                                         .70%     .62%      .81%     1.16%   1.16%
 Portfolio turnover rate                                   36.46%   31.42%    24.14%    35.16%  17.92%


/1/Excludes maximum sales charge
 of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 19, 1999


1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                 Dividends and Distributions per Share

To Shareholders         Payment Date             From Net        From Net           From Net
of Record                                        Investment      Realized           Realized
                                                 Income          Short-Term         Long-Term
                                                                 Gains              Gains

June 19, 1998           June 22, 1998            $0.03           $0.113             $0.337

December 10, 1998       December 11, 1998        $0.10           -                  $1.840


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 70% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION, WHICH WAS MAILED IN JANUARY 1999, TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


AMCAP FUND

BOARD OF DIRECTORS

H. FREDRICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison
Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company); former Editor,
The Los Angeles Herald Examiner

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group,
LLC (development and management of senior living communities)

HERBERT HOOVER III
San Marino, California
Private investor

CLAUDIA P. HUNTINGTON
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and Chief Executive
Officer, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group
Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company
Chairman Emeritus

JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.


Other Officers

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Director, Capital Research and Management
Company; Chairman of the Board and Chief
Executive Officer, Capital Research Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JOANNA F. JONSSON
San Francisco, California
Vice President of the fund
Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF AMCAP FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER JUNE 30, 1999, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit us at www.americanfunds.com on the World Wide Web.

Printed on recycled paper
Litho in USA AGD/L/3912
Lit. No. AMCAP-011-0499